                                  Exhibit 99.1

                        Monarch Bancorp and Western Bank
                    Pro Forma Combined Financial Information

                                   (Unaudited)

On September 30, 1996, Monarch Bancorp (the "Company") acquired Western Bank ("Western"). The purchase price of Western was approximately $66.6 million and was paid entirely in cash.

The following unaudited pro forma combined statements of income were prepared in connection with the acquisition of Western and give effect to the adjustments described in the accompanying notes. The acquisition was accounted for as a purchase.



The unaudited pro forma combined statement of income for the nine month period ended September 30, 1996 is based on the consolidated statement of income for the Company for the nine month period ended September 30, 1996 and the consolidated statement of income for Western for the nine month period ended September 30, 1996. The pro forma adjustments to income and expense are the net result of pro forma amounts that assume a January 1, 1996 acquisition date.

The unaudited pro forma combined statement of income for the twelve month period ended December 31, 1995 is based on the consolidated statement of income for the Company for the twelve month period ended December 31, 1995 and the consolidated statement of income for Western for the twelve month period ended December 31, 1995. The pro forma adjustments to income and expense are the net result of pro forma amounts that assume a January 1, 1995 acquisition date.

The unaudited pro forma combined statements of income do not reflect the anticipated cost savings or revenue enhancements.

These unaudited pro forma combined statements of income and the accompanying notes should be read in conjunction with and are qualified in their entirety by the consolidated financial statements, including the accompanying notes, of the Company in its Annual Report on Form 10-K for the year ended December 31, 1995, and in its quarterly report on Form 10-Q for the quarter ended September 30, 1996. These unaudited pro forma combined statements of income and the accompanying notes should also be read in conjunction with and are qualified in their entirety by the consolidated financial statements, including the accompanying notes, of Western in its Annual Reports for the years ended December 31, 1995, 1994 and 1993 (see Exhibits 99.2 and 99.3 to this 8-K) and by the Western financial statements for the six month period ended June 30, 1996 (unaudited) attached to this 8-K as exhibit 99.4.

The pro forma data are presented for comparative purposes only and are not necessarily indicative of the combined results of operations in the future. The pro forma data are also not necessarily indicative of the combined results of operations which would have been realized had the acquisition been in effect during the periods for which the pro forma financial statements are presented. In addition, this Form 8-K includes forward-looking statements that involve inherent risks and uncertainties. The Company cautions readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, the progress of integrating Western and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                        MONARCH BANCORP AND WESTERN BANK
                     PRO FORMA COMBINED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1995 (A)
                                   (UNAUDITED)



(000's omitted, except per share data)

                                                       HISTORICAL
                                                ----------------------
                                                                                 PRO FORMA     PRO FORMA
                                                  MONARCH     WESTERN           ADJUSTMENTS    COMBINED
                                                -----------  ---------         --------------------------
INTEREST AND LOAN FEE INCOME:
     Investment securities                      $   3,054    $  7,292          $   (344) (B)   $ 10,002
     Federal funds sold                               376         671                             1,047
     Loans and leases                               1,061      18,553                 2  (C)     19,616
                                                ---------    --------          ---------       --------
                        TOTAL INTEREST INCOME       4,491      26,516              (342)         30,665

INTEREST EXPENSE:
     Deposits                                       1,285       6,529                 8  (D)      7,822
     Borrowings                                         1                           825  (E)        826
                                                ---------    --------          ---------       --------
                       TOTAL INTEREST EXPENSE       1,286       6,529               833           8,648

                                                ---------    --------          ---------       --------
NET INTEREST INCOME                                 3,205      19,987            (1,175)         22,017

     Less:  provision for loan losses                 425         710                             1,135

NET INTEREST INCOME AFTER PROVISION             ---------    --------          ---------       --------
FOR LOAN LOSSES                                     2,780      19,277            (1,175)         20,882

NON-INTEREST INCOME
     Service charges on deposits accounts             213         785                               998
     Temporary overdraft charges & NSF fees           293         434                               727
     Data processing income                            70                                            70
     Other service charge and fee income               20         423                               443
     Gain on sale of mortgage loans                               303                               303
     Loan servicing fees                                          387                               387
     Other income                                     337       1,173                             1,510
                                                ---------    --------          ---------       --------
                    TOTAL NON-INTEREST INCOME         933       3,505                 -           4,438

NON-INTEREST EXPENSE
     Salaries and benefits                          1,657       7,308                             8,965
     Premises and furniture, fixtures and
       equipment                                    1,423       1,537                             2,960
     Advertising, marketing and business
       development                                    116         513                               629
     Data processing                                              829                               829
     Other real estate owned                           62         825                               887
     Professional services                            260       1,202                             1,462
     Amortization of goodwill                                                     1,944  (F)      1,944
     Other                                              7       3,161                             3,168
                                                ---------    --------          ---------       --------
                   TOTAL NON-INTEREST EXPENSE       3,525      15,375             1,944          20,844

                                                ---------    --------          ---------       --------
Income before provision for taxes                     188       7,407            (3,119)          4,476
Provision for taxes                                  (496)      3,114              (474)          2,144
                                                ---------    --------          ---------       --------
         NET INCOME AFTER PROVISION FOR TAXES   $     684    $  4,293          $ (2,645)       $  2,332
                                                ---------    --------          ---------       --------
                                                ---------    --------          ---------       --------

PER SHARE INFORMATION
     Number of shares (weighted average)                                                     34,374,821
     Income per share (dollars)                                                                $   0.07

                        MONARCH BANCORP AND WESTERN BANK
                     PRO FORMA COMBINED STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (A)
                                   (UNAUDITED)

(000's omitted, except per share data)

                                                                HISTORICAL
                                                         -----------------------        PRO FORMA          PRO FORMA
                                                         MONARCH         WESTERN       ADJUSTMENTS         COMBINED
                                                         --------       --------       -----------------------------
INTEREST AND LOAN FEE INCOME:
     Investment securities                              $   1,359      $   6,078      $   (266)  (B)     $     7,171
     Federal funds sold                                       333            266                                599
     Loans and leases                                       2,521         14,851             2   (C)         17,374
                                                         --------       --------        -------            --------
                              TOTAL INTEREST INCOME         4,213         21,195          (264)              25,144

INTEREST EXPENSE:
     Deposits                                               1,297          6,203             6   (D)          7,506
     Borrowings                                                 -            319           619   (E)            938
                                                         --------       --------        -------            --------
                             TOTAL INTEREST EXPENSE         1,297          6,522           625                8,444

                                                         --------       --------        -------            --------
NET INTEREST INCOME                                         2,916         14,673          (889)              16,700

     Less:  provision for loan losses                         165              -                                165

                                                         --------       --------        -------            --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         2,751         14,673          (889)              16,535

NON-INTEREST INCOME
     Service charges on deposits accounts                     169            239                                408
     Temporary overdraft charges & NSF fees                   204            281                                485
     Data processing income                                    63                                                63
     Other service charge and fee income                       56            408                                464
     Other income                                              14            196                                210
                                                         --------       --------        -------            --------
                          TOTAL NON-INTEREST INCOME           506          1,124             -                1,630

NON-INTEREST EXPENSE
     Salaries and benefits                                  1,159          5,186                              6,345
     Premises and furniture, fixtures and equipment           882          1,167                              2,049
     Advertising, marketing and business development          102            319                                421
     Data processing                                                         626                                626
     Other real estate owned                                    9            541                                550
     Professional services                                    406            745                              1,151
     Amortization of goodwill                                                            1,458   (F)          1,458
     Other                                                    195          1,237                              1,432
                                                         --------       --------        -------            --------
                         TOTAL NON-INTEREST EXPENSE         2,753          9,821         1,458               14,032

                                                         --------       --------        -------            --------
Income before provision for taxes                             504          5,976        (2,347)               4,133
Provision for taxes                                           199          2,480          (356)               2,323
                                                         --------       --------        -------            --------
         NET INCOME AFTER PROVISION FOR TAXES           $     305      $   3,496       $(1,991)         $     1,810
                                                         --------       --------        -------            --------
                                                         --------       --------        -------            --------

PER SHARE INFORMATION
     Number of shares (weighted average)                                                                 34,374,821
     Income per share (dollars)                                                                         $      0.05

                           Monarch Bancorp and Western
                Notes to Pro Forma Combined Financial Statements

                                   (Unaudited)

NOTE A:  BASIS OF PRESENTATION

The unaudited pro forma combined statements of income for the twelve months ended December 31, 1995 are presented as if the acquisition had become effective on January 1, 1995. The unaudited pro forma combined statements of income for the nine months ended September 30, 1996 are presented as if the acquisition had become effective January 1, 1996.

The pro forma combined statement of income for the nine months ended
September 30, 1996 combines the individual historical results of operations of the Company and Western for the nine months ended September 30, 1996 after giving effect to the amortization of purchase accounting adjustments and nine month's interest expense on the acquisition debt. The pro forma purchase accounting adjustments for the nine months ended September 30, 1996 represent the amortization that would have taken place from the beginning of the period.

The pro forma combined statement of income for the year ended December 31, 1995 combines the individual historical results of operations of the Company and Western for the year ended December 31, 1995 after giving effect to the amortization of purchase accounting adjustments and one year's interest expense on the acquisition debt. The pro forma purchase accounting adjustments for the twelve months ended December 31, 1996 represent the amortization that would have taken place from the beginning of the period.

The acquisition was accounted for as a purchase. Under this method of accounting, assets and liabilities of Western are adjusted to their estimated fair value and combined with the recorded book values of the assets and liabilities of the Company. Applicable income tax effects of such adjustments are included as a component of the Company's net deferred tax asset with a corresponding offset to goodwill. Such asset and liability values are reflected in the Company's September 30, 1996 unaudited consolidated balance sheet included in the financial information for the quarter ended September 30, 1996, filed on Form 10-Q.

NOTE B:  INTEREST INCOME - INVESTMENT SECURITIES

Western's investment securities were recorded at their estimated fair values on September 30, 1996. The resulting fair value premium, which was primarily due to changes in interest rates, has been amortized using an accelerated method to reduce interest income based on the estimated remaining maturities of the related investment securities which range from one month to seven years.

NOTE C:  INTEREST INCOME - LOANS

Western's loans were recorded at their estimated fair values on September 30, 1996. The resulting fair value discount, which was primarily due to changes in interest rates, has been amortized to increase interest income based on the estimated remaining maturities of the related loans which range from one month to ten years.

NOTE D:  INTEREST EXPENSE - DEPOSITS

Western's deposits were recorded at their estimated fair values on September 30, 1996. The resulting fair value premium, which was primarily due to changes in interest rates, has been amortized to increase interest expense based on the estimated remaining maturities of the related deposits which range from one month to ten years.

NOTE E:  INTEREST EXPENSE - BORROWINGS

As part of the acquisition, the Company borrowed a net amount of $11 million. This amounts represents the interest expense to be paid by the Company for either the nine month or twelve month period at a rate of 7.5%.

NOTE F:  NON-INTEREST EXPENSE - AMORTIZATION OF GOODWILL

Goodwill of $29.2 million resulted from the acquisition. Goodwill is being amortized on a straight line basis over fifteen years.